Subsequent Events	12 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 18 — Subsequent Events

On August 8, 2014 the Company signed a strategic partnership agreement with Dynamac, Inc. to develop, manufacture and market a portfolio of low cost RF/Microwave and Millimeter-wave calibrated test probes and related universal test platforms. Microphase agreed to pay a one-time licensing and rights fee of $350,000 of which $50,000 was paid in the first quarter of fiscal 2015, and the remaining $300,000 was originally due in the second quarter. The Company is presently renegotiating repayment terms as well as the expected delivery date of the initial proto-type products. Microphase also agreed to pay a 25% royalty fee based on the list price of each product sold by Microphase. Microphase has a first right of refusal to purchase the product line for $2.5 million for 3 years from the date of the agreement.

The Company is presently renegotiating the form of this co-venture.